UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2022

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AINOS, INC.
(Exact name of registrant as specified in its charter)

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Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Ainos, Inc. (the "Company") reports that its 2021 Stock Incentive Plan (the "Incentive Plan") and its 2021 Employee Stock Purchase Plan (the "ESPP" and together with the Incentive Plan, the "Plans") became effective as of June 20, 2022 following approval by the Company's shareholders. The Board of Directors of the Company (the “Board”) approved the Plans unanimously on October 6, 2021. On May 16, 2022, the holders of 106,487,552 shares of issued and outstanding common stock of the Company, which constitute approximately 73.76% of the voting power of the Company, approved by written consent the Plans in lieu of a meeting of shareholders.

The Incentive Plan seeks to attract and retain key personnel, and to strengthen the commitment of the Company’s directors, officers, employees, consultants and advisors by making available equity interests in the Company or compensation measured by reference to the value of Company’s common stock. The Incentive Plan provides for the issuance of up to 20,000,000 shares of the Company’s common stock (“Common Shares”) pursuant to equity awards, including options, stock appreciation rights and restricted stock units.

The ESPP provides eligible employees (as such term is defined in the ESPP) with an opportunity to purchase Common Shares at a discount through voluntary contributions and is intended to qualify as an employee stock purchase plan under Section 423 of the U.S. Internal Revenue Code of 1986, as amended. A total of 750,000 Common Shares have made available for issuance under the ESPP.

A more detailed description of the Incentive Plan was set forth in the Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 1, 2022 under the heading "The 2021 Stock Incentive Plan" and is incorporated herein by reference. A more detailed description of the ESPP was set forth in the Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 1, 2022 under the heading "The 2021 Employee Stock Purchase Plan" and is incorporated herein by reference.

The foregoing summaries of the Plans are not intended to be complete and are qualified in their entirety by reference to the full text of the Plans, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Ainos, Inc. 2021 Stock Incentive Plan
10.2	Ainos, Inc. 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: June 24, 2022	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer